Exhibit 99.2

Supplemental Financial Information

Second Quarter 2021

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2020.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2021

This document is a financial supplement to our first quarter 2021 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, and transaction-related expenses associated with the purchase of 80% of Etelequote Limited’s operating subsidiaries (collectively, “e-TeleQuote”).  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. We exclude e-TeleQuote transaction-related expenses in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,730,715	$2,626,043	$2,805,065	$2,861,883	$3,096,703	$3,133,860	$3,431,825
Securities held to maturity	1,184,370	1,237,270	1,278,580	1,323,740	1,346,350	1,362,210	1,368,740
Total investments and cash	3,915,085	3,863,313	4,083,645	4,185,623	4,443,053	4,496,070	4,800,565
Due from reinsurers	4,169,823	4,132,897	4,217,129	4,229,088	4,273,904	4,345,483	4,239,510
Deferred policy acquisition costs	2,325,750	2,346,656	2,434,462	2,532,409	2,629,644	2,712,169	2,808,347
Other assets	792,129	799,123	851,660	885,083	899,165	921,236	925,621
Separate account assets	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827
Total assets	$13,688,532	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871

Liabilities:
Future policy benefits	$6,446,569	$6,472,397	$6,567,169	$6,664,061	$6,790,557	$6,885,115	$6,984,272
Other policy liabilities	744,087	737,435	855,083	911,454	984,612	1,020,349	977,373
Income taxes	209,221	208,357	265,369	216,639	223,496	235,233	204,197
Other liabilities	563,930	554,014	574,426	573,254	618,874	633,719	641,025
Debt obligations	374,037	374,131	374,226	374,320	374,415	374,511	499,606
Surplus note	1,183,728	1,236,644	1,277,970	1,323,146	1,345,772	1,361,648	1,368,194
Payable under securities lending	28,723	28,896	29,973	48,883	72,154	87,190	80,613
Separate account liabilities	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827
Total liabilities	12,036,039	11,740,798	12,321,870	12,580,086	13,069,401	13,236,666	13,501,107

Stockholders’ equity:
Common stock ($0.01 par value) (1)	412	405	397	394	393	394	394
Paid-in capital	(0)	(0)	(0)	(0)	(0)	8,138	12,880
Retained earnings	1,593,281	1,565,803	1,569,689	1,629,114	1,705,786	1,785,037	1,894,539
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990
Cumulative translation adjustment	(5,765)	(34,776)	(21,132)	(14,820)	1,578	6,570	13,960
Total stockholders’ equity	1,652,492	1,530,114	1,642,680	1,720,446	1,835,885	1,877,192	2,018,764
Total liabilities and stockholders' equity	$13,688,530	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,652,492	$1,530,114	$1,642,680	$1,720,446	$1,835,885	$1,877,192	$2,018,764
Less: Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990
Adjusted stockholders’ equity	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139
Net Income	93,557	72,469	101,510	112,101	100,084	97,872	128,162
Shareholder dividends	(14,162)	(16,530)	(16,083)	(15,882)	(15,851)	(18,620)	(18,660)
Retirement of shares and warrants	(44,137)	(95,676)	(86,513)	(41,556)	(13,426)	(5,966)	(521)
Net foreign currency translation adjustment	6,500	(29,011)	13,645	6,312	16,398	4,992	7,390
Other, net	4,734	12,252	4,964	4,759	5,864	14,105	5,264
Balance, end of period	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169
General expenses deferred	8,608	9,726	9,205	9,702	9,510	10,558	10,055
Commission costs deferred	97,538	104,793	120,967	130,719	128,084	134,188	136,085
Amortization of deferred policy acquisition costs	(67,279)	(70,311)	(53,177)	(47,491)	(53,342)	(66,105)	(54,286)
Foreign currency impact and other, net	5,322	(23,302)	10,812	5,017	12,984	3,884	4,324
Balance, end of period	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169	$2,808,347

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	(601,186)	-1.5%	40,631,539	39,493,526	(1,138,013)	-2.8%

Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$26,651	26.3%	$173,979	$226,033	$52,054	29.9%
Less income attributable to unvested participating securities	(310)	(437)	(493)	(433)	(417)	(525)	(88)	-20.2%	(747)	(945)	(197)	-26.4%
Net income used in computing basic EPS	$72,159	$101,073	$111,608	$99,651	$97,455	$127,636	$26,563	26.3%	$173,232	$225,089	$51,857	29.9%
Basic earnings per share	$1.75	$2.52	$2.82	$2.53	$2.47	$3.23	$0.71	28.2%	$4.26	$5.70	$1.44	33.7%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$30,875	31.4%	$183,527	$226,485	$42,958	23.4%
Less operating income attributable to unvested participating securities	(364)	(424)	(487)	(421)	(414)	(530)	(106)	-25.0%	(788)	(947)	(158)	-20.1%
Adjusted net operating income used in computing basic operating EPS	$84,682	$98,056	$110,231	$96,918	$96,715	$128,825	$30,769	31.4%	$182,739	$225,538	$42,799	23.4%
Basic adjusted operating income per share	$2.06	$2.44	$2.78	$2.46	$2.45	$3.26	$0.82	33.4%	$4.50	$5.71	$1.21	27.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	(601,186)	-1.5%	40,631,539	39,493,526	(1,138,013)	-2.8%
Dilutive impact of contingently issuable shares	107,361	114,090	122,097	133,544	124,505	121,594	7,504	6.6%	110,725	123,050	12,325	11.1%
Shares used to calculate diluted EPS	41,238,561	40,245,967	39,710,075	39,554,172	39,580,453	39,652,285	(593,682)	-1.5%	40,742,264	39,616,576	(1,125,689)	-2.8%

Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$26,651	26.3%	$173,979	$226,033	$52,054	29.9%
Less income attributable to unvested participating securities	(310)	(436)	(492)	(431)	(416)	(524)	(88)	-20.1%	(746)	(942)	(197)	-26.4%
Net income used in computing diluted EPS	$72,159	$101,074	$111,609	$99,652	$97,456	$127,638	$26,564	26.3%	$173,234	$225,091	$51,857	29.9%
Diluted earnings per share	$1.75	$2.51	$2.81	$2.52	$2.46	$3.22	$0.71	28.2%	$4.25	$5.68	$1.43	33.6%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$30,875	31.4%	$183,527	$226,485	$42,958	23.4%
Less operating income attributable to unvested participating securities	(364)	(423)	(486)	(420)	(413)	(529)	(106)	-25.0%	(786)	(944)	(158)	-20.0%
Adjusted net operating income used in computing diluted operating EPS	$84,683	$98,057	$110,232	$96,919	$96,717	$128,827	$30,769	31.4%	$182,741	$225,541	$42,800	23.4%
Diluted adjusted operating income per share	$2.05	$2.44	$2.78	$2.45	$2.44	$3.25	$0.81	33.3%	$4.49	$5.69	$1.21	26.9%

													YOY Q2							YOY YTD
	Q1 2020		Q2 2020		Q3 2020		Q4 2020		Q1 2021		Q2 2021		$/# Change		% Change	YTD 2020		YTD 2021		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,591,303		$1,586,397		$1,681,563		$1,778,166		$1,856,539		$1,947,978		$361,581		22.8%	$1,588,850		$1,902,258		$313,409		19.7%
Average adjusted stockholders' equity	$1,559,680		$1,540,193		$1,581,821		$1,661,222		$1,753,948		$1,860,956		$320,764		20.8%	$1,549,936		$1,807,452		$257,516		16.6%

Net income return on stockholders' equity	18.2%		25.6%		26.7%		22.5%		21.1%		26.3%		0.7%		nm	21.9%		23.8%		1.9%		nm
Net income return on adjusted stockholders' equity	18.6%		26.4%		28.3%		24.1%		22.3%		27.5%		1.2%		nm	22.4%		25.0%		2.6%		nm

Adjusted net operating income return on adjusted stockholders' equity	21.8%		25.6%		28.0%		23.4%		22.2%		27.8%		2.2%		nm	23.7%		25.1%		1.4%		nm

Capital Structure
Debt-to-capital (1)	19.6%		18.6%		17.9%		16.9%		16.6%		19.8%		1.3%		nm	18.6%		19.8%		1.3%		nm
Debt-to-capital, excluding AOCI (1)	19.3%		19.2%		18.7%		18.0%		17.3%		20.8%		1.5%		nm	19.2%		20.8%		1.5%		nm

Cash and invested assets to stockholders' equity	2.5	x	2.5	x	2.4	x	2.4	x	2.4	x	2.4	x	(0.1	x)	nm	2.5	x	2.4	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.6	x	2.6	x	2.6	x	2.5	x	2.5	x	(0.1	x)	nm	2.6	x	2.5	x	(0.1	x)	nm

Share count, end of period (2)	40,459,767		39,667,002		39,374,259		39,305,902		39,414,085		39,443,561		(223,441)		-0.6%	39,667,002		39,443,561		(223,441)		-0.6%
Adjusted stockholders' equity per share	$37.85		$39.05		$41.01		$43.45		$45.67		$48.72		$9.67		24.8%	$39.05		$48.72		$9.67		24.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$702,637	$717,088	$736,606	$750,818	$762,227	$780,299	$63,211	8.8%	$1,419,725	$1,542,526	$122,801	8.6%
Ceded premiums	(386,825)	(402,549)	(393,716)	(397,676)	(395,973)	(413,850)	(11,300)	-2.8%	(789,374)	(809,822)	(20,448)	-2.6%
Net premiums	315,813	314,539	342,890	353,142	366,254	366,450	51,911	16.5%	630,351	732,704	102,353	16.2%
Net investment income	15,420	22,710	22,953	22,731	20,052	20,535	(2,175)	-9.6%	38,130	40,588	2,458	6.4%
Commissions and fees:
Sales-based (1)	80,891	62,812	65,600	75,347	98,112	104,716	41,903	66.7%	143,704	202,828	59,124	41.1%
Asset-based (2)	81,395	78,146	86,695	93,669	101,241	108,490	30,345	38.8%	159,540	209,731	50,191	31.5%
Account-based (3)	20,204	20,478	21,008	21,351	21,120	21,848	1,371	6.7%	40,682	42,968	2,287	5.6%
Other commissions and fees	7,579	10,352	11,999	13,746	13,571	15,635	5,282	51.0%	17,931	29,205	11,274	62.9%
Realized investment (losses) gains	(10,030)	1,742	642	2,650	1,766	701	(1,042)	-59.8%	(8,288)	2,466	10,754	129.8%
Other, net	13,665	15,036	16,674	15,695	15,595	16,313	1,277	8.5%	28,701	31,908	3,207	11.2%
Total revenues	524,936	525,815	568,460	598,330	637,711	654,687	128,872	24.5%	1,050,751	1,292,399	241,647	23.0%
Benefits and expenses:
Benefits and claims	134,813	139,646	160,166	180,945	183,789	168,347	28,701	20.6%	274,459	352,136	77,678	28.3%
Amortization of DAC	70,311	53,177	47,491	53,342	66,105	54,286	1,109	2.1%	123,488	120,390	(3,098)	-2.5%
Insurance commissions	6,844	6,333	9,694	9,263	8,740	8,838	2,505	39.6%	13,177	17,578	4,401	33.4%
Insurance expenses	48,709	43,753	46,109	49,546	48,766	48,579	4,826	11.0%	92,463	97,345	4,883	5.3%
Sales commissions:
Sales-based (1)	56,561	44,834	46,821	52,931	68,594	73,629	28,795	64.2%	101,395	142,224	40,828	40.3%
Asset-based (2)	36,323	35,673	39,349	43,227	46,866	50,488	14,816	41.5%	71,996	97,355	25,359	35.2%
Other sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	2,200	44.1%	8,708	13,619	4,911	56.4%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	(60)	-0.8%	14,392	14,285	(107)	-0.7%
Other operating expenses	65,914	56,152	59,348	63,781	72,964	66,730	10,578	18.8%	122,066	139,693	17,627	14.4%
Total benefits and expenses	430,391	391,753	421,978	466,690	509,403	485,222	93,469	23.9%	822,144	994,625	172,482	21.0%
Income before income taxes	94,546	134,062	146,482	131,640	128,308	169,465	35,403	26.4%	228,608	297,773	69,166	30.3%
Income taxes	22,077	32,552	34,382	31,556	30,437	41,304	8,752	26.9%	54,628	71,740	17,112	31.3%
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$26,651	26.3%	$173,979	$226,033	$52,054	29.9%

Income Before Income Taxes by Segment
Term Life	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$21,875	23.0%	$177,795	$205,014	$27,219	15.3%
Investment & Savings Products	47,700	46,859	51,372	56,713	63,363	71,154	24,295	51.8%	94,559	134,517	39,958	42.3%
Corporate & Other Distributed Products	(36,046)	(7,700)	(10,206)	(14,514)	(23,290)	(18,467)	(10,767)	-139.8%	(43,746)	(41,757)	1,989	4.5%
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$35,403	26.4%	$228,608	$297,773	$69,166	30.3%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$63,312	8.9%	$1,407,751	$1,531,014	$123,262	8.8%
Less: Premiums ceded to IPO Coinsurers	260,076	257,529	254,938	253,039	249,944	246,874	(10,655)	-4.1%	517,605	496,818	(20,786)	-4.0%
Term Life adjusted direct premiums	$436,488	$453,659	$475,335	$492,520	$506,570	$527,626	$73,967	16.3%	$890,147	$1,034,196	$144,049	16.2%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(385,232)	$(400,919)	$(392,004)	$(395,767)	$(394,550)	$(412,028)	$(11,109)	-2.8%	$(786,151)	$(806,578)	$(20,427)	-2.6%
Less: Premiums ceded to IPO Coinsurers	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	10,655	4.1%	(517,605)	(496,818)	20,786	4.0%
Term Life other ceded premiums	$(125,156)	$(143,390)	$(137,066)	$(142,728)	$(144,606)	$(165,154)	$(21,764)	-15.2%	$(268,546)	$(309,760)	$(41,214)	-15.3%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$(2,175)	-9.6%	$38,130	$40,588	$2,458	6.4%
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	nm	nm	(4,120)	(963)	nm	nm
Adjusted net investment income	$21,799	$20,451	$21,788	$21,771	$20,845	$20,705	$254	1.2%	$42,250	$41,550	$(700)	-1.7%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$66,730	$10,578	18.8%	$122,066	$139,693	$17,627	14.4%
Less: eTeleQuote transaction-related costs	—	—	—	—	—	2,109	nm	nm	—	2,109	nm	nm
Adjusted other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$64,620	$8,468	15.1%	$122,066	$137,584	$15,518	12.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$524,936	$525,815	$568,460	$598,330	$637,711	$654,687	$128,872	24.5%	$1,050,751	$1,292,399	$241,647	23.0%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	nm	nm	(8,288)	2,466	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	nm	nm	(4,120)	(963)	nm	nm
Adjusted operating revenues	$541,346	$521,813	$566,653	$594,720	$636,738	$654,156	$132,343	25.4%	$1,063,159	$1,290,895	$227,736	21.4%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$35,403	26.4%	$228,608	$297,773	$69,166	30.3%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	nm	nm	(8,288)	2,466	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	nm	nm	(4,120)	(963)	nm	nm
Less: eTeleQuote transaction-related costs	—	—	—	—	—	(2,109)	nm	nm	—	(2,109)	nm	nm
Adjusted operating income before income taxes	$110,955	$130,060	$144,676	$128,030	$127,335	$171,044	$40,983	31.5%	$241,015	$298,379	$57,363	23.8%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$26,651	26.3%	$173,979	$226,033	$52,054	29.9%
Less: Income before income taxes reconciling items	(16,409)	4,002	1,807	3,610	973	(1,578)	nm	nm	(12,408)	(605)	nm	nm
Less: Tax impact of income before income taxes reconciling items	3,832	(972)	(424)	(865)	(231)	385	nm	nm	2,860	154	nm	nm
Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$30,875	31.4%	$183,527	$226,485	$42,958	23.4%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$63,312	8.9%	$1,407,751	$1,531,014	$123,262	8.8%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	10,655	4.1%	(517,605)	(496,818)	20,786	4.0%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	527,626	73,967	16.3%	890,147	1,034,196	144,049	16.2%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(165,154)	(21,764)	-15.2%	(268,546)	(309,760)	(41,214)	-15.3%
Net premiums	311,332	310,269	338,269	349,792	361,964	362,472	52,203	16.8%	621,601	724,436	102,835	16.5%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	8,751	2,213	33.8%	12,785	17,004	4,220	33.0%
Other, net	10,168	11,426	12,717	11,768	11,810	12,315	889	7.8%	21,594	24,125	2,531	11.7%
Revenues	327,747	328,233	357,799	368,992	382,028	383,537	55,305	16.8%	655,979	765,565	109,586	16.7%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	162,488	27,079	20.0%	263,973	341,452	77,479	29.4%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	52,235	(495)	-0.9%	118,571	114,820	(3,751)	-3.2%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	4,785	1,901	65.9%	6,169	9,654	3,485	56.5%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	47,252	4,945	11.7%	89,472	94,627	5,155	5.8%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	266,760	33,430	14.3%	478,185	560,552	82,367	17.2%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$21,875	23.0%	$177,795	$205,014	$27,219	15.3%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$104,716	$41,903	66.7%	$143,704	$202,828	$59,124	41.1%
Asset-based	81,395	78,146	86,695	93,669	101,241	108,490	30,345	38.8%	159,540	209,731	50,191	31.5%
Account-based	20,204	20,478	21,008	21,351	21,120	21,848	1,371	6.7%	40,682	42,968	2,287	5.6%
Other, net	2,542	2,745	3,034	2,949	2,949	2,958	213	7.8%	5,287	5,907	620	11.7%
Revenues	185,033	164,180	176,338	193,316	223,422	238,012	73,832	45.0%	349,213	461,434	112,221	32.1%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	1,786	1,686	nm	4,405	5,061	656	14.9%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	3,747	641	20.6%	6,307	7,319	1,012	16.0%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	73,629	28,795	64.2%	101,395	142,224	40,828	40.3%
Asset-based	36,323	35,673	39,349	43,227	46,866	50,488	14,816	41.5%	71,996	97,355	25,359	35.2%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	37,207	3,599	10.7%	70,551	74,960	4,409	6.2%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	166,858	49,537	42.2%	254,654	326,917	72,264	28.4%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$71,154	$24,295	51.8%	$94,559	$134,517	$39,958	42.3%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,074	$5,900	$6,333	$5,259	$5,713	$5,800	$(101)	-1.7%	$11,974	$11,513	$(461)	-3.9%
Ceded premiums	(1,593)	(1,631)	(1,712)	(1,909)	(1,423)	(1,822)	(191)	-11.7%	(3,224)	(3,245)	(21)	-0.7%
Net premiums	4,480	4,270	4,621	3,350	4,290	3,978	(292)	-6.8%	8,750	8,268	(482)	-5.5%
Allocated net investment income	15,553	13,913	14,975	14,339	12,592	11,954	(1,959)	-14.1%	29,466	24,546	(4,920)	-16.7%
Commissions and fees:
Prepaid Legal Services	3,829	4,557	4,942	5,104	4,783	5,182	625	13.7%	8,386	9,964	1,578	18.8%
Auto and Homeowners Insurance	1,672	2,263	1,985	2,194	1,787	2,101	(161)	-7.1%	3,935	3,888	(47)	-1.2%
Mortgage loans	264	1,301	3,011	4,146	4,960	6,061	4,760	nm	1,565	11,021	9,455	nm
Other sales commissions	1,813	2,231	2,061	2,301	2,041	2,291	59	2.6%	4,045	4,332	287	7.1%
Other, net	954	865	922	977	836	1,040	175	20.2%	1,820	1,876	56	3.1%
Adjusted operating revenues	28,566	29,400	32,516	32,412	31,288	32,607	3,207	10.9%	57,967	63,895	5,928	10.2%

Benefits and expenses:
Benefits and claims	6,249	4,236	3,957	7,178	4,826	5,859	1,623	38.3%	10,486	10,685	199	1.9%
Amortization of DAC	166	346	295	251	246	264	(82)	-23.8%	512	510	(3)	-0.5%
Insurance commissions	357	343	371	286	299	306	(37)	-10.8%	701	605	(96)	-13.6%
Insurance expenses	1,544	1,447	1,309	1,347	1,391	1,327	(120)	-8.3%	2,991	2,719	(272)	-9.1%
Sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	2,200	44.1%	8,708	13,619	4,911	56.4%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	(60)	-0.8%	14,392	14,285	(107)	-0.7%
Other operating expenses	28,972	22,544	25,597	27,818	35,211	27,413	4,870	21.6%	51,516	62,624	11,109	21.6%
Benefits and expenses	48,203	41,102	44,529	50,535	55,551	49,495	8,393	20.4%	89,305	105,047	15,742	17.6%
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(16,888)	$(5,186)	-44.3%	$(31,339)	$(41,152)	$(9,813)	-31.3%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$63,312	8.9%	$1,407,751	$1,531,014	$123,262	8.8%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	10,655	4.1%	(517,605)	(496,818)	20,786	4.0%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	527,626	73,967	16.3%	890,147	1,034,196	144,049	16.2%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(165,154)	(21,764)	-15.2%	(268,546)	(309,760)	(41,214)	-15.3%
Net premiums	311,332	310,269	338,269	349,792	361,964	362,472	52,203	16.8%	621,601	724,436	102,835	16.5%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	8,751	2,213	33.8%	12,785	17,004	4,220	33.0%
Other, net	10,168	11,426	12,717	11,768	11,810	12,315	889	7.8%	21,594	24,125	2,531	11.7%
Revenues	327,747	328,233	357,799	368,992	382,028	383,537	55,305	16.8%	655,979	765,565	109,586	16.7%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	162,488	27,079	20.0%	263,973	341,452	77,479	29.4%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	52,235	(495)	-0.9%	118,571	114,820	(3,751)	-3.2%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	4,785	1,901	65.9%	6,169	9,654	3,485	56.5%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	47,252	4,945	11.7%	89,472	94,627	5,155	5.8%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	266,760	33,430	14.3%	478,185	560,552	82,367	17.2%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$21,875	23.0%	$177,795	$205,014	$27,219	15.3%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$336,921	$352,353	$372,852	$388,303	$401,106	$420,865	$68,512	19.4%	$689,273	$821,971	$132,698	19.3%
Pre-IPO direct premiums (5)	359,643	358,835	357,421	357,256	355,408	353,635	(5,200)	-1.4%	718,478	709,043	(9,435)	-1.3%
Total direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$63,312	8.9%	$1,407,751	$1,531,014	$123,262	8.8%

Premiums ceded to IPO coinsurers	$260,076	$257,529	$254,938	$253,039	$249,944	$246,874	$(10,655)	-4.1%	$517,605	$496,818	$(20,786)	-4.0%
% of Pre-IPO direct premiums	72.3%	71.8%	71.3%	70.8%	70.3%	69.8%	nm	nm	72.0%	70.1%	nm	nm

Benefits and claims, net (6)	$253,719	$278,799	$293,275	$316,495	$323,569	$327,642	$48,843	17.5%	$532,519	$651,211	$118,693	22.3%
% of adjusted direct premiums	58.1%	61.5%	61.7%	64.3%	63.9%	62.1%	nm	nm	59.8%	63.0%	nm	nm

DAC amortization & insurance commissions	$69,126	$55,614	$51,474	$57,585	$67,454	$57,020	$1,406	2.5%	$124,740	$124,474	$(266)	-0.2%
% of adjusted direct premiums	15.8%	12.3%	10.8%	11.7%	13.3%	10.8%	nm	nm	14.0%	12.0%	nm	nm

Insurance expenses, net (7)	$36,997	$30,881	$32,083	$36,431	$35,565	$34,937	$4,056	13.1%	$67,878	$70,502	$2,624	3.9%
% of adjusted direct premiums	8.5%	6.8%	6.7%	7.4%	7.0%	6.6%	nm	nm	7.6%	6.8%	nm	nm

Total Term Life income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$21,875	23.0%	$177,795	$205,014	$27,219	15.3%
Term Life operating margin (8)	19.0%	20.9%	22.2%	18.2%	17.4%	22.1%	nm	nm	20.0%	19.8%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,522	130,095	134,157	136,306	134,907	132,030	1,935	1.5%	130,522	134,907	4,385	3.4%
New life-licensed representatives	10,599	12,250	13,138	12,119	10,833	10,112	(2,138)	-17.5%	22,849	20,945	(1,904)	-8.3%
Non-renewal and terminated representatives	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)	(1,913)	-23.4%	(19,214)	(23,811)	(4,597)	-23.9%
Life-insurance licensed sales force, end of period	130,095	134,157	136,306	134,907	132,030	132,041	(2,116)	-1.6%	134,157	132,041	(2,116)	-1.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6	$4.9	6.4%	$139.2	$157.1	$17.9	12.9%
Additions and increases in premium	15.0	17.8	17.9	18.1	18.0	20.3	2.5	14.1%	32.8	38.4	5.5	16.8%
Total estimated annualized issued term life premium	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0	$7.4	7.8%	$172.0	$195.5	$23.4	13.6%

Issued term life policies	71,318	94,044	100,199	87,307	82,667	90,071	(3,973)	-4.2%	165,362	172,738	7,376	4.5%
Estimated average annualized issued term life premium per policy (1)(2)	$863	$826	$858	$898	$901	$917	$91	11.0%	$842	$910	$68	8.0%

Term life face amount in-force, beginning of period ($mills)	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643	$65,131	8.1%	$808,262	$858,818	$50,556	6.3%
Issued term life face amount (3)	23,221	27,754	30,104	28,357	26,643	29,981	2,227	8.0%	50,975	56,624	5,649	11.1%
Terminated term life face amount	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)	(392)	-2.7%	(32,609)	(31,946)	663	2.0%
Foreign currency impact, net	(8,676)	4,046	1,859	4,740	1,422	1,602	(2,444)	-60.4%	(4,630)	3,023	7,654	nm
Term life face amount in-force, end of period	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$64,522	7.8%	$821,998	$886,519	$64,522	7.8%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$104,716	$41,903	66.7%	$143,704	$202,828	$59,124	41.1%
Asset-based	81,395	78,146	86,695	93,669	101,241	108,490	30,345	38.8%	159,540	209,731	50,191	31.5%
Account-based	20,204	20,478	21,008	21,351	21,120	21,848	1,371	6.7%	40,682	42,968	2,287	5.6%
Other, net	2,542	2,745	3,034	2,949	2,949	2,958	213	7.8%	5,287	5,907	620	11.7%
Revenues	185,033	164,180	176,338	193,316	223,422	238,012	73,832	45.0%	349,213	461,434	112,221	32.1%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	1,786	1,686	nm	4,405	5,061	656	14.9%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	3,747	641	20.6%	6,307	7,319	1,012	16.0%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	73,629	28,795	64.2%	101,395	142,224	40,828	40.3%
Asset-based	36,323	35,673	39,349	43,227	46,866	50,488	14,816	41.5%	71,996	97,355	25,359	35.2%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	37,207	3,599	10.7%	70,551	74,960	4,409	6.2%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	166,858	49,537	42.2%	254,654	326,917	72,264	28.4%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$71,154	$24,295	51.8%	$94,559	$134,517	$39,958	42.3%

Financial Analysis

Fees paid based on client asset values (1)	$5,990	$5,712	$6,284	$6,772	$6,964	$7,535	$1,823	31.9%	$11,702	$14,498	$2,796	23.9%
Fees paid based on fee-generating positions (2)	10,248	9,094	8,747	9,547	10,451	10,021	927	10.2%	19,342	20,472	1,130	5.8%
Other operating expenses	20,704	18,803	18,719	19,644	20,337	19,652	849	4.5%	39,507	39,989	483	1.2%
Total other operating expenses	$36,942	$33,608	$33,751	$35,963	$37,752	$37,207	$3,599	10.7%	$70,551	$74,960	$4,409	6.2%

Sales-based net revenue as % of revenue-generating sales (3)									0.00%	0.00%	—	—
U.S.	1.34%	1.33%	1.27%	1.31%	1.29%	1.28%	nm	nm	1.33%	1.28%	nm	nm
Canada	1.06%	0.87%	0.93%	0.95%	1.05%	0.96%	nm	nm	0.99%	1.01%	nm	nm
Total	1.30%	1.27%	1.23%	1.26%	1.25%	1.23%	nm	nm	1.29%	1.24%	nm	nm

Asset-based net revenue as % of average asset values (4)									0.00%	0.00%	—	—
U.S.	0.038%	0.037%	0.038%	0.038%	0.039%	0.039%	nm	nm	0.075%	0.078%	nm	nm
Canada	0.098%	0.133%	0.119%	0.124%	0.103%	0.112%	nm	nm	0.230%	0.215%	nm	nm
Total	0.047%	0.052%	0.050%	0.052%	0.049%	0.050%	nm	nm	0.099%	0.099%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.70	$4.19	$4.45	$4.23	$3.77	$4.08	nm	nm	$7.89	$7.85	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$921.0	$758.4	$874.1	$945.5	$1,261.9	$1,336.1	$577.7	76.2%	$1,679.4	$2,598.0	$918.6	54.7%
Canada Retail Mutual Funds	280.9	165.2	189.6	256.0	424.0	357.0	191.7	116.0%	446.1	781.0	334.9	75.1%
Indexed Annuities	72.2	48.4	47.2	50.6	55.5	62.8	14.4	29.8%	120.6	118.2	(2.3)	-1.9%
Variable Annuities and other	600.6	440.5	421.7	529.3	627.1	767.6	327.1	74.3%	1,041.0	1,394.7	353.6	34.0%
Total sales-based revenue generating product sales	1,874.7	1,412.5	1,532.6	1,781.3	2,368.4	2,523.4	1,110.9	78.7%	3,287.1	4,891.9	1,604.7	48.8%
Managed Accounts	246.2	200.1	223.0	230.7	330.1	381.8	181.7	90.8%	446.3	711.8	265.5	59.5%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	61.1	82.6%	198.7	290.0	91.3	45.9%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$1,353.8	80.3%	$3,932.1	$5,893.7	$1,961.6	49.9%

Canada Retail Mutual Funds	$280.9	$165.2	$189.6	$256.0	$424.0	$357.0	$191.7	116.0%	$446.1	$781.0	$334.9	75.1%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	61.1	82.6%	198.7	290.0	91.3	45.9%
Total Canada product sales	405.7	239.2	274.9	313.3	579.0	492.0	252.8	105.7%	644.8	1,071.0	426.2	66.1%
Total U.S. product sales	1,840.0	1,447.3	1,566.1	1,756.1	2,274.5	2,548.2	1,100.9	76.1%	3,287.3	4,822.7	1,535.4	46.7%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$1,353.8	80.3%	$3,932.1	$5,893.7	$1,961.6	49.9%

Client asset values, beginning of period ($mills)	$70,537	$59,036	$68,224	$72,606	$81,533	$85,888	$26,852	45.5%	$70,537	$81,533	$10,996	15.6%
Inflows	2,246	1,686	1,841	2,069	2,853	3,040	1,354	80.3%	3,932	5,894	1,962	49.9%
Outflows (1)	(1,703)	(1,074)	(1,333)	(1,427)	(1,759)	(1,826)	(753)	-70.1%	(2,777)	(3,585)	(808)	-29.1%
Net flows	543	613	508	642	1,095	1,214	601	98.1%	1,155	2,308	1,153	nm
Foreign currency impact, net	(978)	404	205	539	172	200	(204)	-50.4%	(575)	372	947	nm
Change in market value, net and other (2)	(11,065)	8,171	3,669	7,745	3,088	4,433	(3,738)	-45.7%	(2,894)	7,521	10,415	nm
Client asset values, end of period	$59,036	$68,224	$72,606	$81,533	$85,888	$91,735	$23,511	34.5%	$68,224	$91,735	$23,511	34.5%
Annualized net flows as % of beginning of period asset values	3.1%	4.2%	3.0%	3.5%	5.4%	5.7%	1.5%	nm	3.3%	5.7%	2.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$32,693	$31,586	$35,204	$37,562	$41,161	$44,398	$12,812	40.6%	$32,140	$42,779	$10,640	33.1%
Canada Retail Mutual Funds	7,950	7,573	8,525	9,186	10,268	11,256	3,683	48.6%	7,761	10,762	3,001	38.7%
Managed Accounts	3,905	3,871	4,325	4,703	5,295	5,915	2,044	52.8%	3,888	5,605	1,717	44.2%
Indexed Annuities	2,389	2,427	2,446	2,469	2,495	2,541	114	4.7%	2,408	2,518	110	4.6%
Variable Annuities and other	17,292	16,890	18,551	19,634	21,291	22,554	5,664	33.5%	17,091	21,922	4,832	28.3%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	422	18.4%	2,328	2,667	339	14.6%
Total	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$24,740	38.3%	$65,617	$86,255	$20,638	31.5%

Canada Retail Mutual Funds	$7,950	$7,573	$8,525	$9,186	$10,268	$11,256	$3,683	48.6%	$7,761	$10,762	$3,001	38.7%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	422	18.4%	2,328	2,667	339	14.6%
Total Canada average client assets	10,316	9,864	10,986	11,722	12,890	13,969	4,106	41.6%	10,090	13,430	3,340	33.1%
Total U.S. average client assets	56,279	54,775	60,526	64,368	70,241	75,409	20,634	37.7%	55,527	72,825	17,298	31.2%
Total average client assets	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$24,740	38.3%	$65,617	$86,255	$20,638	31.5%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,031	2,048	2,072	2,091	2,115	2,159	111	5.4%	2,039	2,137	98	4.8%
Recordkeeping only	658	671	685	697	714	741	70	10.4%	665	727	63	9.5%
Total	2,689	2,718	2,757	2,788	2,830	2,899	181	6.6%	2,704	2,864	161	5.9%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2021
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$814,916	$814,916	$-	24.0%	24.9%

Fixed Income:
Treasury	20,513	19,913	600	0.6%	0.6%	1.87%	AAA
Government	247,364	234,937	12,427	7.3%	7.2%	3.00%	AA-
Tax-Exempt Municipal	45,810	43,066	2,743	1.3%	1.3%	2.75%	AA
Public Corporate	1,529,370	1,444,661	84,709	45.0%	44.1%	3.45%	BBB+
Mortgage Backed	269,295	261,600	7,695	7.9%	8.0%	2.67%	AAA
Asset Backed	88,876	87,538	1,337	2.6%	2.7%	2.81%	A+
CMBS	156,266	150,520	5,746	4.6%	4.6%	2.97%	AA-
Private Placements	184,640	177,071	7,569	5.4%	5.4%	4.28%	BBB
Redeemable Preferred	5,949	5,447	502	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,548,083	2,424,755	123,329	74.9%	74.0%	3.31%	A-

Equities and Other:
Perpetual Preferred	13,577	13,577	-	0.4%	0.4%
Common Stock	17,926	17,926	-	0.5%	0.5%
Mutual Fund	6,103	6,103	-	0.2%	0.2%
Derivatives	8	8	-	0.0%	0.0%
Other	-	-	-	0.0%	0.0%
Total Equities	37,613	37,613	-	1.1%	1.1%

Total Invested Assets	$3,400,612	$3,277,284	$123,329	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$196,985	$187,679	$9,306	12.9%	13.0%
Insurance	175,223	166,013	9,210	11.5%	11.5%
Energy	161,945	150,775	11,170	10.6%	10.4%
REITs	141,108	132,352	8,755	9.2%	9.2%
Consumer Cyclical	124,977	118,186	6,791	8.2%	8.2%
Banking	122,119	116,194	5,925	8.0%	8.0%
Technology	114,202	107,410	6,792	7.5%	7.4%
Electric	95,148	90,426	4,722	6.2%	6.3%
Capital Goods	85,013	81,452	3,561	5.6%	5.6%
Basic Industry	79,029	74,531	4,498	5.2%	5.2%
Transportation	65,193	62,347	2,846	4.3%	4.3%
Communications	57,186	52,580	4,606	3.7%	3.6%
Brokerage	51,693	47,977	3,716	3.4%	3.3%
Finance Companies	29,399	27,705	1,694	1.9%	1.9%
Financial Other	10,676	10,348	327	0.7%	0.7%
Industrial Other	8,041	7,657	385	0.5%	0.5%
Utility Other	5,554	5,385	169	0.4%	0.4%
Natural Gas	3,581	3,319	262	0.2%	0.2%
Owned No Guarantee	2,298	2,325	(27)	0.2%	0.2%
Total Corporate portfolio	$1,529,370	$1,444,661	$84,709	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$247,368	$244,199	$3,169	9.7%	10.1%	2.99%
1-2 Yrs.	325,817	313,010	12,807	12.8%	12.9%	3.47%
2-5 Yrs.	839,731	787,988	51,743	33.0%	32.5%	3.53%
5-10 Yrs.	852,105	812,923	39,182	33.4%	33.5%	3.09%
> 10 Yrs.	283,062	266,636	16,427	11.1%	11.0%	3.43%
Total Fixed Income	$2,548,083	$2,424,755	$123,329	100.0%	100.0%	3.31%

Duration

Fixed Income portfolio duration	4.8	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2021	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$399,729	16.5%
AA	281,776	11.6%
A	536,265	22.1%
BBB	1,103,390	45.5%
Below Investment Grade	100,104	4.1%
NA	3,490	0.1%
Total Fixed Income	$2,424,755	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,843	0.8%	AAA	$-	—
AA	77,705	5.4%	AA	5,519	3.1%
A	329,222	22.8%	A	21,309	12.0%
BBB	941,380	65.2%	BBB	137,454	77.6%
Below Investment Grade	83,563	5.8%	Below Investment Grade	12,790	7.2%
NA	949	0.1%	NA	-	—
Total Corporate	$1,444,661	100.0%	Total Private	$177,071	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$80,451	53.4%	AAA	$232,714	89.0%
AA	2,946	2.0%	AA	28,514	10.9%
A	67,053	44.5%	A	247	0.1%
BBB	-	—	BBB	-	—
Below Investment Grade	71	0.0%	Below Investment Grade	92	0.0%
NA	-	—	NA	34	0.0%
Total CMBS	$150,520	100.0%	Total Mortgage-Backed	$261,600	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$22,313	25.5%	AAA	$50,446	19.8%
AA	5,552	6.3%	AA	128,997	50.6%
A	53,113	60.7%	A	60,196	23.6%
BBB	3,363	3.8%	BBB	12,314	4.8%
Below Investment Grade	691	0.8%	Below Investment Grade	2,897	1.1%
NA	2,507	2.9%	NA	0	0.0%
Total Asset-Backed	$87,538	100.0%	Total Treasury & Government	$254,850	100.0%

NAIC Designations

1	$1,027,529	48.2%
2	1,012,969	46.8%
3	96,617	4.2%
4	12,695	0.8%
5	-	—
6	698	0.0%
U.S. Insurer Fixed Income (2)	2,150,509	100.0%
Other (3)	311,859
Cash and cash equivalents	814,916
Total Invested Assets	$3,277,284

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,784	$20,213	$20,882	$20,925	$20,020	$20,155	$(58)	-0.3%
Fixed-maturity securities (held-to-maturity)	13,472	14,074	14,704	15,223	15,146	15,495	1,421	10.1%
Equity Securities	451	461	433	406	391	411	(50)	-10.8%
Deposit asset underlying 10% reinsurance treaty	1,830	1,394	1,694	1,330	1,368	1,238	(156)	-11.2%
Deposit asset - Mark to Market	(6,379)	2,259	1,165	960	(793)	(170)	(2,429)	-107.5%
Policy loans and other invested assets	189	541	242	272	231	98	(443)	-81.9%
Cash & cash equivalents	843	143	114	103	119	156	13	9.4%
Total investment income	31,190	39,085	39,234	39,219	36,483	37,383	(1,702)	-4.4%
Investment expenses	2,298	2,300	1,577	1,265	1,284	1,353	(947)	-41.2%
Interest Expense on Surplus Note	13,472	14,074	14,704	15,223	15,146	15,495	1,421	10.1%
Net investment income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$(2,175)	-9.6%
Fixed income book yield, end of period	3.55%	3.54%	3.45%	3.44%	3.30%	3.31%
New money yield	3.25%	3.14%	2.44%	2.67%	1.72%	2.68%

							YOY Q2
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	22.9%	21.5%	19.6%	18.7%	16.6%	16.5%	-5.0%
AA	12.1%	11.6%	12.8%	12.7%	12.2%	11.6%	-0.0%
A	22.9%	22.3%	21.8%	22.3%	23.0%	22.1%	-0.2%
BBB	38.9%	40.4%	42.0%	42.3%	44.0%	45.5%	5.1%
Below Investment Grade	3.1%	4.0%	3.8%	3.9%	4.1%	4.2%	0.2%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A-	A-

		As of June 30, 2021				As of June 30, 2021			As of June 30, 2021
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$16,105	$15,604	AAA	Canada	$80,769	$74,467	AAA	$2,011	$2,001
2	ConocoPhillips	12,524	11,056	A-	Australia	32,267	30,481	AA	9,923	9,634
3	Enbridge Inc	12,196	11,747	BBB+	United Kingdom	31,558	30,159	A	9,767	9,380
4	Province of Quebec Canada	11,588	10,530	AA-	Cayman Islands	14,618	14,509	BBB	10,850	10,323
5	Morgan Stanley	11,582	11,071	A+	France	12,594	12,149	Below Investment Grade	2,962	2,897
6	Province of British Columbia Canada	10,475	10,181	AAA	Ireland	11,464	11,943	NA	—	—
7	Capital One Financial Corp	10,337	9,886	BBB	Japan	10,856	10,322	Total	$35,513	$34,235
8	Province of Alberta Canada	10,178	9,654	A	Mexico	10,559	10,153
9	Wells Fargo & Co	9,466	9,172	A-	Bermuda	9,739	9,170
10	Province of Ontario Canada	9,158	8,714	A+	Netherlands	9,186	7,946	Non-Government Investments (1)
11	AbbVie Inc	8,883	8,704	BBB+	Germany	8,981	8,790
12	Entergy Corp	8,741	8,446	BBB+	Switzerland	7,757	7,698	AAA	$4,694	$4,684
13	General Motors Co	8,552	7,788	BBB	Brazil	4,646	4,548	AA	11,648	11,576
14	TC Energy Corp	8,142	7,658	BBB+	Israel	3,983	3,551	A	58,700	55,785
15	Discovery Inc	8,136	6,973	BBB-	Luxembourg	3,685	3,500	BBB	161,666	151,368
16	Province of Newfoundland and Labrador	8,086	7,459	A	Emerging Markets (2)	14,863	14,396	Below Investment Grade	14,443	14,397
17	City of Toronto Canada	8,034	7,599	AA	All Other	20,138	19,263	NA	1,000	1,000
18	CVS Health Corp	8,027	7,938	BBB	Total	$287,663	$273,045	Total	$252,150	$238,810
19	CI Financial Corp	7,999	7,864	BBB
20	Truist Financial Corp	7,983	7,497	A-
21	Simon Property Group Inc	7,977	7,362	A
22	City of Montreal Canada	7,903	7,106	AA-
23	General Mills Inc	7,787	7,353	BBB
24	City of Chicago IL	7,786	7,390	A
25	Duke Energy Corp	7,632	7,505	BBB+
	Total	$235,278	$222,257

	% of total fixed income portfolio	6.9%	6.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2016	2017	2018	2019	2020	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021

Recruits	262,732	303,867	290,886	282,207	400,345	84,762	133,123	101,861	80,599	94,633	89,285

Life-insurance licensed sales force, beginning of period	106,710	116,827	126,121	130,736	130,522	130,522	130,095	134,157	136,306	134,907	132,030
New life-licensed representatives	44,724	48,535	48,041	44,739	48,106	10,599	12,250	13,138	12,119	10,833	10,112
Non-renewal and terminated representatives	(34,607)	(39,241)	(43,426)	(44,953)	(43,721)	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)
Life-insurance licensed sales force, end of period	116,827	126,121	130,736	130,522	134,907	130,095	134,157	136,306	134,907	132,030	132,041

Issued term life policies	298,244	312,799	301,589	287,809	352,868	71,318	94,044	100,199	87,307	82,667	90,071

Issued term life face amount	$89,869	$95,635	$95,209	$93,994	$109,436	$23,221	$27,754	$30,104	$28,357	$26,643	$29,981

Term life face amount in force, beginning of period	$693,194	$728,385	$763,831	$781,041	$808,262	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643
Issued term life face amount	89,869	95,635	95,209	93,994	109,436	23,221	27,754	30,104	28,357	26,643	29,981
Terminated term life face amount	(57,238)	(65,958)	(70,291)	(71,519)	(60,848)	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)
Foreign currency impact, net	2,560	5,769	(7,708)	4,746	1,968	(8,676)	4,046	1,859	4,740	1,422	1,602
Term life face amount in force, end of period	$728,385	$763,831	$781,041	$808,262	$858,818	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519

Estimated annualized issued term life premium
Premium from new policies	$237.9	$255.4	$250.8	$244.8	$303.6	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6
Additions and increases in premium	46.4	49.5	55.2	60.2	68.9	15.0	17.8	17.9	18.1	18.0	20.3
Total estimated annualized issued term life premium	$284.3	$304.9	$306.0	$305.0	$372.5	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0

Investment & Savings product sales	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2

Investment & Savings average client asset values	$49,427	$56,791	$61,842	$65,029	$69,709	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378

Closed U.S. Mortgage Volume (brokered)	$—	$—	$—	$31.1	$442.5	$12.9	$65.8	$160.0	$203.8	$262.3	$298.6

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